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                                  EXHIBIT (10)
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                                October 25, 1995



The Cardinal Group
155 East Broad Street
Columbus, Ohio 43215

     Subject: THE CARDINAL GROUP (THE "GROUP") -- POST-EFFECTIVE AMENDMENT NO. 3 TO REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 33-59984, FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND AMENDMENT NO. 4 TO REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 811-7588, FILED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "AMENDMENT")

Ladies and Gentlemen:

     In connection with the filing of the Amendment, it is our opinion that, upon the effectiveness of the Amendment, the indefinite number of units of beneficial interest, without par value, of The Cardinal Fund, Cardinal Government Obligations Fund, Cardinal Government Securities Money Market Fund and Cardinal Tax Exempt Money Market Fund, four new investment portfolios of the Group, when issued as described in the Amendment and for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable.

     We hereby consent to the filing of this opinion as an exhibit to the Amendment.

                                      Very truly yours,



                                      BAKER & HOSTETLER